UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): June 18, 2007

BIOFUEL ENERGY CORP. (Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Broadway, Suite 1060 Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (303) 592-8110

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 14, 2007, the amended and restated certificate of incorporation of BioFuel Energy Corp. (the“Company”) in the form previously filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-139203), and the Company's amended and restated bylaws, in the form previously filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-139203), became effective.  A description of the Company’s capital stock giving effect to the amendment and restatement of its certificate of incorporation and bylaws has previously been reported by the Company in its prospectus, dated June 14, 2007, filed pursuant to Rule 424(b) under the Securities Act of 1933 on June 15, 2007.  The amended and restated certificate of incorporation and the amended and restated bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

Exhibit 3.1

Amended and Restated Certificate of Incorporation

Exhibit 3.2

Bylaws, as Amended and Restated

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: June 18, 2007	By: /s/ Scott H. Pearce
Name: Scott H. Pearce Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.1 3.2	Amended and Restated Certificate of Incorporation Bylaws, as Amended and Restated